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                              EXCELSIOR FUNDS, INC.
                                 (the "Company")

                                 TECHNOLOGY FUND

                        Supplement dated October 18, 2002
                       to Prospectus dated August 1, 2002



     Upon the recommendation of the Company's investment advisers, United States Trust Company of New York and U.S. Trust Company, the Board of Directors of the Company has determined that it is in the best interests of the Technology Fund and its shareholders to liquidate the Fund. This determination was based on several factors, including, but not limited to, the small size of the Fund's assets and the resulting higher expenses of the Fund. The Board also recognized that it was unlikely that sales of the Fund's shares could be increased to raise assets to a more economically viable level. Therefore, the Technology Fund will be liquidated and terminated on November 29, 2002.

     The Technology Fund has begun and will continue to sell its portfolio securities and invest in short-term obligations in order to effect the liquidation. Shareholders can redeem their shares of the Technology Fund at any time prior to liquidation. The liquidation of the Technology Fund may result in income tax liabilities for the Fund's shareholders. As a result, shareholders should consult their tax adviser for further information about federal, state, local and/or foreign tax consequences relevant to their specific situation.

     The Company will no longer accept requests to purchase shares of the Technology Fund or process exchanges into the Fund effective October 31, 2002.